UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 1, 2008
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification Number)

Seven Sylvan Way		07054
Parsippany, NJ		(Zip Code)
(Address of Principal
Executive Office)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None
(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: INDENTURE AND SERVICING AGREEMENT
EX-10.1: INDENTURE AND SERVICING AGREEMENT

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
New Timeshare Receivables Term Financing
On May 1, 2008, Wyndham Worldwide Corporation’s subsidiary Sierra Timeshare 2008-1 Receivables Funding, LLC (the “Issuer”) issued $200,000,000 aggregate principal amount of Vacation Timeshare Loan Backed Notes with a blended coupon of 7.67% as of May 1, 2008 under the Indenture and Servicing Agreement, dated as of May 1, 2008, by and among the Issuer, Wyndham Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent (the “Indenture”). The notes are secured under the Indenture primarily by a pool of pledged loans, each relating to the financing of one or more vacation ownership interests by a consumer, and related pledged assets. A copy of the Indenture is attached hereto as Exhibit 10.1 and is incorporated by reference herein. Certain of the initial purchasers of the Notes, the Trustee and the Collateral Agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses. Certain of the initial purchasers are affiliates of one or more entities who also serve as investors, or as administrators of investors, with respect to asset-backed commercial paper conduits that hold certain Secured Variable Funding Notes, issued by our Sierra Timeshare Conduit Receivables Funding Company, LLC subsidiary, which were partially or fully repaid with the proceeds from the sale of the Notes.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The exhibit appearing on the page immediately following the signature page of this report is furnished with this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: May 7, 2008	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 1, 2008
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Indenture and Servicing Agreement, dated as of May 1, 2008, by and among Sierra Timeshare 2008-1 Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent.